SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            December 14, 2001
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)

Item 5.    Other Events.

           Pursuant to the terms and conditions of the Terms Agreement between Unisys Corporation (the "Company") and Salomon Smith Barney Inc., Banc of America Securities LLC, BNY Capital Markets, Inc., Deutsch Banc Alex. Brown Inc., First Union Securities, Inc., Fleet Securities, Inc., HSBC Securities
(USA) Inc., PNC Capital Markets, Inc., and The Royal Bank of Scotland plc dated December 14, 2001, the Company issued on December 19, 2001, its
7 1/4% Senior Notes due 2005 in an aggregate principal amount of $150,000,000.


Item 7.    Exhibits.

           See Exhibit Index.









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                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: December 19, 2001           By: /s/ Janet Brutschea Haugen
                                      ---------------------------
                                     Janet Brutschea Haugen
                                     Senior Vice President and
                                     Chief Financial Officer

                              EXHIBIT INDEX
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Exhibit
No.

1 Terms Agreement, dated December 14, 2001, between Unisys Corporation and Salomon Smith Barney Inc., Banc of America Securities LLC, BNY Capital Markets, Inc., Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc., PNC Capital Markets, Inc., and The Royal Bank of Scotland plc

4.1 Form of Indenture, dated as of May 1, 2001 between Unisys Corporation and HSBC Bank USA (previously filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K dated May 10, 2001)

4.2   Form of 7 1/4% Senior Note due 2005